UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 21, 2022

NICHOLAS FINANCIAL, INC.

(Exact name of registrant as specified in its Charter)

British Columbia, Canada	0-26680	59-2506879
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2454 McMullen Booth Road, Building C Clearwater, Florida	33759
(Address of Principal Executive Offices)	(Zip Code)

(727) 726-0763

(Registrant’s telephone number, Including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NICK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 22, 2022, Nicholas Financial, Inc. ("the Company") announced the extension of Irina Nashtatik’s Employment Agreement through June 30, 2024. The material terms of Ms. Nashtatik's Employment Agreement are also disclosed in the Company’s Form 8-K filed on the date thereof.

Salary and Bonus: Ms. Nashtatik's initial base salary will be $220,000. The Employee shall receive, and the Company shall pay, such bonuses as shall be determined by or on behalf of the Compensation Committee.

Stock Matching Program: The Company shall match 100% of the purchases of common stock of the Company that the Employee makes during the time period commencing on the Effective Date and ending on June 30, 2024 (the “Stock Purchase Matching Period”) (so long as the Employee remains employed through the date of such purchase); provided, however, that (i) such shares of common stock issued by the Company pursuant to the preceding clause (the “Matching Stock”) shall be restricted stock and shall vest as follows: (v) one-third (1/3) of the Matching Stock shall vest on the first anniversary of the date on which the Employee purchased the common stock that triggered the Company’s matching obligation with respect to such Matching Stock (a “Triggering Purchase”), (w) one-third (1/3) of the Matching Stock shall vest on the second anniversary of the date of the Triggering Purchase, and (x) one-third (1/3) of the Matching Stock shall vest on the third anniversary of the date of the Triggering Purchase, provided, further, that such shares of Matching Stock shall only vest if the Employee is employed by the Company on such vesting date (subject to accelerated vesting as specified in Section 5(f) hereof), and (ii) the Company’s matching obligation shall be limited to a number of shares of Matching Stock corresponding to (y) $50,000 for Triggering Purchases occurring between the Effective Date and June 30, 2023 and (z) $50,000 for Triggering Purchases occurring between July 1, 2023 and June 30, 2024.

Benefits: Ms. Nashtatik will be entitled to fringe benefits and perquisites consistent with the practices of the Company for similarly situated executives.

Termination without Cause or for Good Reason: The Company shall pay the Employee (subject to the provisions of Section 6 of this Agreement) a one-time, lump-sum severance payment equal to: (A) the Employee’s Base Salary in effect at the time of such termination (“Regular Severance Payment”) multiplied by (B) the greater of (x) 0.75 and (y) a fraction, the numerator of which is the number of days remaining until the end of the Initial Term (if the termination occurs during the Initial Term) or the end of the then-running Renewal Term (if the termination occurs during such Renewal Term), and the denominator of which is 365 days.

If a Change of Control occurs (as defined in the Employment Agreement), Ms. Nashtatik will instead receive a one-time, lump-sum severance payment equal to 100% of her base salary. Termination without Cause or for Good Reason, whether or not it occurs within 12 months of a Change of Control, will entitle Ms. Nashtatik to up to 12 months’ benefits and reimbursement of up to $7,500 in consultant/legal/accounting expenses, and will fully accelerate the vesting of all equity compensation except for restricted stock issued as part of the matching program described above.

All restrictions on any restricted stock or restricted stock unit awards made to the Employee by the Company or its affiliates shall lapse such that Employee is fully and immediately vested in such awards upon such termination of employment. 100% of Matching Stock held by Employee at the time of termination shall become immediately vested.

For these purposes, “Change of Control” is described in Appendix A of the Agreement.

Non-Compete: Ms. Nashtatik will be subject to a non-compete for a period of one year following her termination.

Item 7.01 Regulation FD Disclosure

On July 22, 2022, the Company issued a press release in connection with the events reported above. A copy of the press release is furnished as Exhibit 99-1.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 hereto is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, except as otherwise expressly stated in such filing.

The statements contained in this Current Report on Form 8-K that are purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 31E of the Securities Act of 1934, including statements regarding the Company’s expectations, hopes, beliefs, intentions, or strategies regarding the future and including the Company’s operating margin and rolling average annual growth in tangible book value per share, constitute forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. All forward-looking statements included in this document are based on information available to the Company on date hereof and the Company assumes no obligation to update such forward-looking statement. Prospective investors should also consult the risks described from time to time in the Company’s Reports on Form 10-K, 10-Q and 8-K and Annual Reports to Shareholders.

Item 9.01 Financial Statements and Exhibits

Exhibit #	Description
10.1	Employment Agreement between Nicholas Financial, Inc. and Irina Nashtatik, dated July 21, 2022
99.1	Press Release Dated July 22, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

NICHOLAS FINANCIAL, INC.
(Registrant)

Date: July 22, 2022	/s/ Michael Rost
Michael Rost
Interim Chief Executive Officer (Principal Financial Officer)